Exhibit 99.1

The following presentation is to be made in Boston, MA on August 8, 2006 in a Power Point format. The slide presentation is available on the Company's website at www.adaes.com.


SLIDE 1

                                  (ADA-ES LOGO)

                                   NASDAQ:ADES


                         Canaccord Adams Summer Seminar

                                 August 8, 2006


SLIDE 2

This presentation contains "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), that can be identified by words such as "believes," "expects," "projects," and similar expressions and involve numerous risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.


SLIDE 3
                                    Overview

o    Founded 1996; spun-off from Earth Sciences Sept. '03

o Retrofit technologies for existing coal-fueled power plants to mitigate environmental impacts

o Develop and implement proprietary environmental technologies and specialty chemicals (patented / patent-pending)

o    Well positioned in two significant growth areas:
     -    Mercury Control
     -    Section 45 Tax Credits: Refined Coal


SLIDE 4
                                  Growth Areas

     o    Mercury Control
          -    Technology developed and demonstrated
          -    Commercial market began in summer of 2005
               -    To date, won contracts covering 10 systems
               -    maintaining greater than 50% Market Share
          - Positioned to capitalize on existing State and Federal mercury emission regulations
               -    EPA foresees a $3 - 10 billion annual market

     o    Section 45 Tax Credits: Refined Coal
          -    Technology shows promise
          -    Favorable tax rulings
          -    Key JV partnership with NexGen
          -    Market potential of $50 -150 Million per year

SLIDE 5
                                 Market Overview

     o    Coal powers 50%+ of electricity generated in the U.S.(1)
          -    1,100+ coal-fueled boilers
          -    Expected to remain a key energy source in the U.S.
     o    Power generation: largest man-made source of mercury emissions(2)
     o Federal and State legislatures developing regulations to limit emissions
          -    Several states have passed regulations
          -    EPA issued Clean Air Mercury Rule (CAMR) - March '05
               - Legal challenges from State officials and environmental groups for failure to meet court-mandated standards
               -    Still creating significant business opportunities

----------
(1)  Source: National Coal Council
(2)  Source: Environmental Protection Agency


SLIDE 6
                                 Market Drivers

     o Utilities facing competitive challenges and more stringent environmental regulations
     o The US fleet of power plants is over 45 years old creating a need for low capital cost retrofit emission control technologies
     o    Powder River Basin (PRB) coals growing in use
          - Surface mined for $5/ton vs. $35/ton for expensive underground mining
          -    Lower polluting
          - Require retrofit technology to burn in plants designed for Eastern coal


SLIDE 7
                                ADA-ES Products:

                           "Razors and Razor Blades"

1. Patented specialty FGC chemical to reduce particulate emissions from plants burning PRB coals
     -    Capital equipment per plant: $300,000 - $500,000
     -    Annual chemical usage per plant: $500,000 - $800,000

2.   Sorbent-based mercury control technology
     -    Capital equipment per plant: $750,000 - $1,200,000
     -    Annual chemical usage per plant: $500,000 - $2 million

3.   Section 45 Refined Coal
     -    Capital equipment per plant: $750,000 - $1,200,000
     -    Annual revenue per plant: $9 - $18 million

SLIDE 8

                        ADA-ES Mercury Control Technology

 (2 PICTURES OF (1)AN ACTIVATED CARBON INJECTION SYSTEM WITH A MAN STANDING BELOW AND RIGHT TO GIVE PERSPECTIVE, AND (2) THE SAME SYSTEM AS INSTALLED AT A POWER PLANT AND DWARFTED BY THE OTHER AIR POLLUTION EQUIPMENT AT THE PLANT)


SLIDE 9
                             Implementing Our Model

     o Ensure that chemical sales follow equipment sales (selling the razor blades):
          - ADA-ES' equipment guaranteed for mercury removal only if ADA-ES sorbent is used
          -    Proprietary products
          -    Reliability of supply and delivery
          -    First mover advantage


SLIDE 10

Using External Funding to Develop Technology Prior to Market

o    1985-1996: Awarded 50+ R&D contracts exceeding $40 million
o    2000: Won $1.7 million DOE flue gas conditioning program
o    2001: Won $6.8 million DOE mercury control program
o    2002: Won $2.4 million DOE follow-on mercury control program
o    2003: Won $8.8 million DOE full-scale mercury control program
o    2004: Won $9 million contract with We Energies under $53 million mercury measurement program (50% funded by the DOE)
o    2004: Won approx. $5 million contract for 4 additional sites
o    2006: Won $7.5 million DOE mercury control project for 2 power plants
o    2006: Signed JV LOI with NexGen that we expect to provide $5 Million over next three years
o    2006: DOE award for development of ADAESORB(TM), a proprietory process to produce activated carbon

SLIDE 11
             WORKING WITH POTENTIAL CUSTOMERS TO DEMONSTRATE MERCURY

o    Full-scale field testing of sorbent-based mercury control on coal-fired boilers
o    Primary funding from DOE National Energy Technology Laboratory (NETL)
o    Co-funding provided by:
     -    Southern Company
     -    AEP
     -    TVA
     -    FirstEnergy
     -    We Energies
     -    EPRI
     -    Ontario Power Generation
     -    Kennecott Energy
     -    Arch Coal


SLIDE 12

Activated Carbon Installations on Power Plants Burning Various Coals

(Five pictures showing installed silos at 2 Eastern Bituminous coal burning plants, 2 Powder River basin coal burning plants and a North Dakota Lignite burning plant)


SLIDE 13

Full-Scale Demonstrations of Sorbent Injection Completed: 2001-2005

Site                           Coal                   Equipment
1.Gaston 1 month               Low-S Bit              H-ESP/FF
2.Pleasant Prairie             PRB                      C-ESP
3.Brayton Point                Low-S Bit                C-ESP
4.Abbott                       High-S Bit             C-ESP/FGD
5.Salem Harbor                 Low-S SA Bit             C-ESP
6.Stanton 10                   ND Lignite              SDA/FF
7.Laskin                       PRB                   Wet P Scrbr
8.Coal Creek                   ND Lignite               C-ESP
9.Gaston 1 year                Low-S Bit                 FF
10.Holcomb                     PRB                     SDA/FF
11.Stanton 1                   ND Lignite                ESP
12.Yates 1                     Low-S Bit                C-ESP
13.Yates 2                     Low-S Bit              ESP/FGD
14.Leland Olds                 ND Lignite               C-ESP
15.Meramec                     PRB                      C-ESP
16.Independence                PRB                     C-ESP
17.DTE Monroe                  PRB/Bit                 C-ESP
18.Laramie River               PRB                     SDA/ESP
19.Utility Funded              Low-S Bit                C-ESP
20.Utility Funded              Low-S Bit                C-ESP
21.Utility Funded              Low-S Bit                C-ESP
22.Utility Funded              PRB                      C-ESP

SLIDE 14

Full-Scale Tests of Sorbent Injection
Expected:  2006-2007

Site                                 Coal                  Equipment
23.Conesville                     High-S Bit                ESP/FGD
24.Antelope Valley                ND Lignite                SDA/FF
25.Council Bluffs 2                   PRB                   H-ESP
26.Louisa                             PRB                   H-ESP
27.GavinHigh-S Bit                 C-ESP FGD
28.Presque Isle                       PRB               HS-ESP TOXECON
29.Big Brown                       TX Lignite           C-ESP/TOXECON
30.Utility Funded                     PRB                   C-ESP
31.Utility Funded                     PRB                   SDA/FF
32.Utility Funded                  Low S-Bit                C-ESP
33.Utility Funded                     PRB                   C-ESP
34.Utility Funded                     PRB                   C-ESP
35.Utility Funded                     Bit                   C-ESP
36.Utility Funded                  Bit Blend                C-ESP
37.Utility Funded                     Bit                 C-ESP/FGD


SLIDE 15
                           Cost and Performance: 2004

(Graph showing an Eastern Bituminous curve that moves to 90% and a Western Bituminous curve that plateaus at ~ 65%. Y axis is % Hg (mercury) removal in the range from 0 to 100. X axis is Sorbent Costs (mills/kWh) in the range from 0 to 4.)


SLIDE 16
                           Cost and Performance: 2005

(Graph similar to slide 15 showing the same Eastern Bituminous curve, but also showing three new curves shifted to the left and at higher levels, demonstrating from actual results that the developed product captures over 90% of mercury on PRB coals. Notations on the Graph - "Holcomb: ~$1950/lb Hg removed" and "Meramec: ~ $6200/lb Hg removed")

SLIDE 17

Near-Term Mercury Market Drivers
(2006 - 2008)

State Regulations:
------------------
  Massachusetts:  85% removal by 2008; 95% by 2012
  New Jersey:  90% removal by 2008
  Connecticut:  90% removal by 7/1/2008
  Wisconsin:  same as Federal but no trading
  Maryland:  80% removal by 2010; 90% by 2013
  Minnesota: 90% removal by 2011 or 2015 depending on equipment
  New Hampshire: 80% removal by 7/1/2013
  Virginia:  64% removal for Dominion plants by 2014

States considering regs:
  NC, DE, FL, GA, IL, IN, PA, MI, MT, NY, OR, WA, AZ

Consent Decrees:
----------------
  CO, IL, NM, WI

New Power Plants:
-----------------
  20 to 80 new coal-fired power plants moving forward


SLIDE 18
                       Regulatory Market Drivers: Federal

o    Clean Air Mercury Rule announced March 2005
     -    Stimulated more aggressive State regulations
     - Currently being litigated for failure to meet court-mandated standards for mercury control
     -    Our experts do not expect it to hold up in the courts
     - Will probably end up remanded to EPA resulting with a MACT standard to be met by 2010- 2012
o Bills are being considered in the US Senate that include national regulations on mercury


SLIDE 19

Timing of Revenues in Response
to Massachusetts 2008 Regulation

(Graph showing the years from 2004 to 2008 at the top with three categories shown on the left: Engineering Services, Equipment, and Chemicals. Arrows to the right of each category as follows: Engineering Services starting in 2004 and stretching to 2006, Equipment starting in 2005 and stretching to 2007 and Chemical starting in 2006 and stretching through 2008.)


SLIDE 20

                       ADA-ES Commercial Mercury Contracts

        Coal            Regulatory Driver
        ----            -----------------          -----------------------
1       PRB             Consent Decree               Picture showing
2       PRB             New Plant                    Council Bluffs
3       PRB             New Plant                    Installation with
4       PRB             Consent Decree               Spiral Staircases
5       PRB             Consent Decree               Installed for Access
6       PRB             New Plant                  -----------------------
7       Bituminous      State Regulation
8       Bituminous      State Regulation
9       PRB             New Plant


SLIDE 21
                            New Product Opportunity:
                                  Refined Coal

o American Jobs Creation Act of 2004 creates tax credit of $5.60/ton for "refined coal"
     -    "Refined" if 20% reduction in NOx and 20% reduction in SO2 or Mercury
o    Tax credits begin in 2009 and run for ten years
o    ADA-ES Refined Coal technology nearly fully developed
     -    Conducted two tests with encouraging results

SLIDE 22

               LOI with NexGen Resources for Refined Coal 50/50 JV

o NexGen provides complementary expertise to increase successful implementation of Refined Coal:
     -    managing and marketing coal-based tax credits
     -    support of Washington D.C.-based legal and legislative connections
     -    monitizers for tax credits
o    JV terms:
     - ADA-ES licensing technology, equipment, and engineering exclusively to the JV at commercial rates
     - JV will likely monetize tax credits generated from future sales of Refined Coal
     -    NexGen will pay 50% of future development costs
     -    NexGen will receive 50% of any JV profits


SLIDE 23
                       Status of ADA Refined Coal Product

o    Successes
     - ADA Business Model provides a basis for rapid development and implementation of new product
     -    Technology developed and demonstrated at two full-scale plants
          -    Greater than 80% mercury removal
          -    Up to 25% NOx removal
     -    Synfuels language removed from the tax credit requirements
     -    Patents on key components of technology

o    Remaining Challenges
     -    Clarification of "Market Value" requirements by Congress or IRS
     -    Secure additional intellectual property
     -    Develop market for product


SLIDE 24
                    Mercury Emission Control Market Potential

o    1,100 coal-fired boilers subject to pending regulations
     -    Generate 320 GW of power; average size is 300 MW
o    ADA-ES market for a single 300 MW plant:
     -    $700K to $1MM for cap ex: 20% operating margin
     -    $1-2 million per year for sorbents
o Market generated by a mercury regulation in a single coal-fired state (e.g. PA, IL):
     -    $70 million for capital equipment
     -    $100 million per year for sorbent
o    US market for all 1,100 plants
     -    $1 billion for capital equipment
     -    $1-2 billion per year for sorbents

SLIDE 25
                        ADA Refined Coal Market Potential

o    500 MW coal-fired boiler burns 2 million tons of coal per year
     -    Tax credit at $6 per ton: $12 million per year
     -    Cost of technology at $3 per ton: $6 million per year
o ADA Refined Coal technology is applicable at plants burning 60 million tons per year
o ADA hopes to obtain one third of this market or 20 million tons per year during the 2009-2019 tax credit time period


SLIDE 26
                         Terms of NexGen Refined Coal JV

o    3rd Quarter 2006: $900k with signing of definitive agreement
o    3rd Quarter 2007: $2 Million to continue exclusivity of JV
o    3rd Quarter 2008: $2 Million to continue exclusivity of JV
o    3rd Quarter 2008: $1 Million per plant for equipment and engineering
o    1st Quarter 2009 to 2018:
     -    $2 per ton per year for chemical sales to JV
     -    50% of profits from JV
     -    Could occur sooner if market develops faster than expected


SLIDE 27

Growth Opportunities:
Vertical and Horizontal Expansion
         (a schematic showing the following:)

------------------                                 -----------------------
      Current                   IDEAS                 New Products for
     Products                ==========->              Same Customers
                                R&D $$
(Hg, Particulate)            co-funded by           (SO2, NOx, SO3, CO2)
------------------          DOE & utilities        -----------------------

    Capital
   Investment   (downward arrow along side this caption pointing below)

---------------------------
Activated Carbon Production
          and/or
         Equipment
---------------------------


SLIDE 28
                      Opportunities from Vertical Expansion

o    Existing US AC market for water treatment: $250 mm/yr
o    Potential AC market for mercury control: $1-2 billion/yr
o    This will have a significant impact on worldwide AC pricing
o    NORIT agreement provides for commission on sorbent sales
o Potential vertical integration in AC production should enable greater margins
     -    >30-40% margins are possible for this market
     - Take advantage of jointly developed intellectual property such as ADAESORB
     -    Evaluated various options; aggressively moving forward
     -    Will require raising capital to leverage growth potential


SLIDE 29

Capital Needs for Growth Plan

o Continue to fund technology development through support from partners, utilities, and the government
o    Vertical expansion could require significant CapEx
o    Funding would provided through a mix of sources:
     -    Strategic partners
     -    Debt
     -    Equity

SLIDE 30
                            New Product Opportunity:
                            Trim SOx and NOx Control

o    Clean Air Interstate Rule (CAIR) requires plants to reduce SOx and NOx
o Plants that require large reductions will install SCRs and Scrubbers ($150 million)
o There is a market for trim (10-50%) reductions to help plants that need only modest reduction
o Presque Isle program provides a test site and R&D funding to develop and demonstrate technology
o    Working with internal and external technology developers


SLIDE 31

Growth Plan:
Includes Partnerships and M&A

o    NORIT: Activated carbon supply
o    Thermo Electron: Mercury instruments
o    Arch Coal: Package costs of environmental technology with fuel
o    NexGen: Expertise to manage and market coal-based tax credits
o    Equipment fabricators
o    Engineering resources for installation


SLIDE 32
                      Current Contracts Provide Solid Base

o    FG Chemical revenues from current contracts: $1.5 - $2 million/yr
o    Contracts for technology demonstrations: $4 - $5 million/yr
o    Commercial mercury control expected growth:
     -    Services through Emission Strategies division
     -    Equipment sales
     -    Chemicals


SLIDE 33
                              Financial Highlights

o    Cash flowing and profitable since '03 spin-off
o Raised over $20 million through two private equity placements in past two years to support growth
o    Commercial mercury control market started in 2005
     -    Contracts for 10 units thus far
o    5.9 million diluted shares outstanding; 50% + held by institutions

SLIDE 34
                              Financial Highlights:
                            Fiscal '05 ended 12/31/05

o    Total revenues increased 31% to $11 million
o    Operating income rose 70% to $651,000
o    Net income increased 97% to $663,000 or $0.13 per diluted share


SLIDE 35
                              Financial Highlights:
                            Six Months ended 6/30/05

o    Total revenues increased 50% to $7.0 million.
o    Gross margin increased 38% to $2.5 million.
o Operating income of $24,000 due to increased R&D, corporate governance and M&A expenses.
o    Net income increased 40% to $282,000 or $0.05 per diluted share.


SLIDE 36
                                     Summary

o    Positioned as the market leader in mercury control, estimated to become $3
     - 10 billion industry
     -    Proven technology
     -    Key strategic relationships
o    Strong financial position and growing revenue base
o Capitalizing on state regulations and prepared for contested Federal regulations
     -    Won 10 commercial contracts to date
     -    Additional contracts are imminent
o    Pursuing growth opportunities to further expand:
     -    Vertical integration - AC production
     -    Refined coal
     -    Trim NOx and SO2 Control to meet CAIR